UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2022

QUANTUM COMPUTING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40615	82-4533053
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

215 Depot Court SE, Suite 215

Leesburg, VA 20175

(Address of principal executive offices) (Zip Code)

(703) 436-2161

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001	QUBT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 21, 2022, Quantum Computing Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report the closing of the transactions contemplated by the agreement and plan of merger dated as of May 18, 2022 (the “Merger Agreement”), by and among the Company, Project Alpha Merger Sub I, Inc., a Delaware corporation, Project Alpha Merger Sub II, LLC, a Delaware limited liability company, QPhoton, Inc., a Delaware corporation (“QPhoton”), and Yuping Huang, the principal stockholder of QPhoton, whereby the Company agreed to acquire QPhoton through a series of merger transactions.

On September 2, 2022, the Company filed an Amendment to Form 8-K (the “First Amendment”) that amended and supplemented the Initial Report to provide financial statements of QPhoton and the pro forma financial statements of the Company required by Item 9.01 of Form 8-K. The Company is filing this second amendment to the Initial Report (this “Second Amendment”) for the purpose of updating our Unaudited Pro Forma Combined Financial Information to (i) give effect, under ASC 805, to the acquisition accounting of the acquisition of QPhoton and (ii) disclose, pursuant to ASC 805, the date at which the stock price was determined.

No other modifications to the Initial Report, as amended by the First Amendment, are being made by this Second Amendment. This Second Amendment should be read in connection with the Initial Report, which provides a more complete description of the Merger Agreement and transactions contemplated thereby, and the First Amendment.

Item 9.01. Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of the Company and QPhoton as of March 31, 2022 and for the year ended December 31, 2021, together with the related notes to the unaudited pro forma condensed combined financial information, are included as Exhibit 99.1 to this Current Report and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
99.1	Unaudited Pro Forma Combined Financial Statements of Quantum Computing Inc. as of March 31, 2022 and for the year ended December 31, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM COMPUTING INC.

Dated: June 26, 2023	By:	/s/ Christopher Roberts
Christopher Roberts
Principal Financial Officer and Principal Accounting Officer

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